Supplement dated November 13, 2020 to your variable annuity Prospectus dated May 1, 2020 for the Pacific Choice Variable Annuity, Pacific Odyssey (offered before October 1, 2013), and Pacific Odyssey (offered on or after October 1, 2013) variable annuity contracts issued by Pacific Life Insurance Company

This supplement must be preceded or accompanied by the Prospectus for your Contract, as supplemented (the “Prospectus”). All information in your Prospectus dated May 1, 2020, remains in effect unless otherwise supplemented. Capitalized terms used in this supplement are defined in your Contract Prospectus unless otherwise defined herein. “We,” “us,” or “our” refer to Pacific Life Insurance Company; “you” or “your” refer to the Contract Owner. You can obtain a copy of the current Prospectus by contacting us at (800) 722-4448, or online at www.PacificLife.com. Please retain it for future reference.

Pacific Select Fund International Equity Income Portfolio transfer to the Fidelity® VIP Government Money Market Portfolio

The transfer of the International Equity Income Portfolio to the Fidelity VIP Government Money Market Portfolio occurred on October 30, 2020 (the “Transfer Date”). This is to inform you that the free transfer period has been changed from thirty (30) calendar days to ninety (90) calendar days after the Transfer Date. During this free transfer period, you may make a one-time transfer out of the Fidelity VIP Government Money Market Portfolio Subaccount without incurring any transfer fees or other charges and without the transfer counting towards the transfer limitations described in your Contract Prospectus. This supplement does not change any previous transfer instructions of your Contract Value allocated to the International Equity Income Portfolio provided as of 30 calendar days before the Transfer Date.

Please work with your financial professional to determine if your existing allocation instructions should be changed. You may submit a transfer request to us electronically by signing into your account at www.PacificLife.com, by telephone at (800) 722-4448, or by using any other means described in the Contract Prospectus. Please see ADDITIONAL INFORMATION – Inquiries and Submitting Forms and Requests in the Contract Prospectus for details.

Form No.VASUP1120